BLACKROCK FUNDSSM

BLACKROCK MANAGED VOLATILITY PORTFOLIO

(the “Fund”)

Supplement dated March 20, 2013 to the Prospectuses of the Fund, each dated January 28, 2013

Effective immediately, iShares MSCI Mexico Capped Investable Market Index Fund has been added as an eligible underlying fund for the Fund.

The section in the Prospectuses of the Fund entitled “Details about the Fund—Information About the ETFs and Mutual Funds” is hereby amended to add the below to the subsection entitled “ETFs.”

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI Mexico Capped Investable Market Index Fund

The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Mexico IMI 25/50 Index (the “Underlying Index”).

The Underlying Index consists of stocks traded primarily on the Mexican Stock Exchange. The Underlying Index is a free-float adjusted market capitalization weighted index with a capping methodology applied to issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index weight and all issuers with weight above 5% do not exceed 50% of the Underlying Index weight. Components primarily include consumer staples, materials and telecommunications companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Shareholders should retain this Supplement for future reference.

PRO-MV-0313SUP